WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2009

The information below supplements the prospectus for Class N Shares of the William Blair Ready Reserves Fund.

The William Blair Ready Reserves Fund (the “Fund”) has been accepted to participate in the U.S. Treasury Guarantee Program for Money Market Funds (the “Program”).  The Program is designed to guarantee to investors in participating money market funds that they receive the lesser of (1) $1.00 for each money market fund share held as of the close of business on September 19, 2008 or (2) $1.00 for each money market fund share held on the date the guarantee is triggered.  The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Fund’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Fund liquidates.  If this occurs, a shareholder of record of the Fund at the close of business on September 19, 2008 will receive $1.00 for each share held based on the lesser of (1) the number of Fund shares held by the shareholder on September 19, 2008 or (2) the number of shares held by the shareholder on the date the guarantee is triggered.  Guarantee payments under the Program will not exceed the amount available in the Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment.  As of January 1, 2009, ESF assets were approximately $50 billion.  The Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The initial term of the Program terminated on December 18, 2008.  On November 24, 2008, the Treasury Department announced an extension of the Program until April 30, 2009.  On March 31, 2009, the Treasury Department announced an additional extension of the Program through September 18, 2009.  The Fund has elected to participate in the extended Program.  The extended Program will continue to cover only share balances as of September 19, 2008.  The Treasury Department has stated that the Program will not extend past September 18, 2009.

The cost of participation to the Fund for the three-month initial term of the Program was 0.01% of the Fund’s net asset value as of September 19, 2008.  The cost of participation in each extension of the Program is 0.015% of the Fund’s net asset value as of September 19, 2008.  The Fund bears the costs of participating in the Program, which means that all shareholders, including those whose share balances are not covered by the Program, bear the costs of the Program.

Neither the prospectus supplement, the above-referenced prospectuses nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.  As of the date of this supplement, additional information about the Program, including the consequences of the Fund’s triggering the guarantee, is available at http://www.ustreas.gov.

Dated:  May 13, 2009

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606